RIVERGUIDE FUND


                          Supplement to the Prospectus
                              Dated March 31, 2004



     The Board of Trustees has determined to redeem all outstanding shares of the RiverGuide Fund (the "Fund") and cease operations. Fund shares are no longer available for purchase. All holdings in the Fund's portfolio have been sold, and the proceeds are invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Shareholders may redeem their accounts, including reinvested distributions, in accordance with the procedures set forth under "How to Sell Shares" in the Fund's Prospectus or by contacting the Fund's transfer agent at 1-877-322-0574. Any shareholders that have not redeemed their Fund shares prior to June 30, 2004 will have their shares automatically redeemed as of that date, with proceeds being mailed to the address of record.




Supplement dated June 23, 2004